UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2012 (February 10, 2012)

CHROMADEX CORP.
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. For example we are using forward looking statement when we discuss our offerings. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, we disclaim any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 3.02                                UNREGISTERED SALES OF EQUITY SECURITIES

As previously reported in the registrant’s , Current Report on Form 8-K filed on February 1, 2012  (the “Prior 8-K”), on January 31, 2012 ChromaDex Corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors, including several members of the Company’s management, for the sale of an aggregate of 4,933,329 shares of common stock, par value $0.001 per share (“Common Stock”), in a private placement (the “Private Placement”). The gross proceeds to the Company from the sale of the Common Stock were approximately $3,700,000.  The purchase price paid by the investors was $0.75 per share.  The Private Placement was consummated on February 10, 2012. In connection with the Private Placement, the Company paid $259,000 to Aegis Capital Corp.  The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.  In connection with the offer and sale of securities to the investors pursuant to the Purchase Agreement, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

ITEM 8.01           OTHER EVENTS

As reported on the Prior 8-K, on January 31, 2012, the Company entered into a placement agency agreement (the “Placement Agreement”) with Aegis Capital Corp. as the placement agent (the “Placement Agent”), relating to the public offering and issuance (the “Registered Offering”) of shares of Common Stock. The public offering price for each share of Common Stock was $0.75.  The Company reported that it had entered into a securities purchase agreement (the “Registered Direct Agreement”) with investors for the purchase by them of an aggregate of 9,533,333 shares of Common Stock for aggregate gross proceeds of $7,150,000 and that it expected to pay the Placement Agent $500,500 and to issue warrants to purchase 300,000 shares of Common Stock to the Placement Agent.

The Registered Offering, which was consummated on February 9, 2012, resulted in the sale by the Company of an aggregate of 9,966,666 shares of Common Stock for aggregate gross proceeds of $7,500,000.  The Company has paid the Placement Agent commissions and certain expenses of $525,000 and issued the Placement Agent and its designees warrants to purchase 300,000 shares of Common Stock.  The foregoing description of the Placement Agreement and Registered Direct Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Prior 8-K and the forms of Placement Agreement and Registered Direct Agreement filed as Exhibit 10.1 and Exhibit 4.1, respectively, to the Prior 8-K, and are incorporated herein by reference.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

Exhibit No.	Description
4.1	Form of Purchase Agreement

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 14, 2012

CHROMADEX CORP. By: /s/ Thomas Varvaro Name: Thomas Varvaro Title: Chief Financial Officer